Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 to the CREDIT AGREEMENT, dated as of October 21, 2009, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Replacement Revolving Credit Lenders (as defined in the Credit Agreement, as amended hereby) party hereto and ROYAL BANK OF CANADA, as Administrative Agent (the “Administrative Agent”), amends certain provisions of the Credit Agreement dated as of November 18, 2004 (as amended by Amendment No. 1, dated as of December 20, 2004, by Amendment No. 2, dated as of August 12, 2005, by Amendment No. 3, dated as of May 25, 2006, by Amendment No. 4, dated as of June 15, 2007 and by Amendment No. 5, dated as of September 22, 2009, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, N.A. as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Facility.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

On or prior to the Effective Date (as defined below), a Qualifying IPO shall have been consummated.

In connection therewith the Borrowers have requested that the existing Revolving Credit Commitments be terminated and that Incremental Revolving Commitments in the aggregate principal amount of CA$75,000,000 be provided in accordance with Section 2.14 of the Credit Agreement.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended:

(i) by inserting the following definitions among the existing definitions set forth in such section in alphabetical order:

“Amendment No. 6” means the Amendment No. 6, dated as of October 21, 2009 among the Borrowers, Holdings, the Replacement Revolving Credit Lenders and the Administrative Agent, to this Agreement.

“Original Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Original Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b)(i), (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Original Revolving Credit Commitments of all Revolving Credit Lenders was CA$75,000,000 on the Closing Date. Upon the Replacement Revolving Credit Closing Date, all Original Revolving Credit Commitments shall be permanently terminated pursuant to Section 2.01(b)(i).

“Original Revolving Credit Commitment Period” means the period from and including the Closing Date to but not including the Replacement Revolving Credit Closing Date or any earlier date on which the Original Revolving Credit Commitments shall terminate as provided herein.

“Original Revolving Credit Exposure” means with respect to any Original Revolving Credit Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Original Revolving Credit Loans of such Lender, plus (b) such Lender’s Pro Rata Share (under the Original Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations, plus (c) such Lender’s Pro Rata Share (under the Original Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans at such time.

“Original Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Original Revolving Credit Commitments at such time.

“Original Revolving Credit Lender” means, at any time, any Lender that has an Original Revolving Credit Commitment or any Original Revolving Credit Exposure at such time, in its capacity as such, provided, that no Original Revolving Credit Lender shall be a Foreign Lender (except with the consent of Dollarama and the Agents).

“Original Revolving Credit Loans” has the meaning specified in Section 2.01(b)(i) and includes any Bankers’ Acceptance accepted (and any BA Equivalent Loan advanced) by each Lender hereunder.

“Replacement Revolving Credit Closing Date” means the Effective Date (as defined in Amendment No. 6).

“Replacement Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Replacement Revolving Credit Loans to the Borrowers pursuant to Section 2.01(b)(ii), (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(C) under the caption “Replacement Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Replacement Revolving Credit Commitments of all Revolving Credit Lenders shall be CA$75,000,000 on the Replacement Revolving Credit Closing Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.

“Replacement Revolving Credit Commitment Period” means the period from and including the Replacement Revolving Credit Closing Date to but not including the Maturity Date of the Replacement Revolving Credit Facility or any earlier date on which the Replacement Revolving Credit Commitments shall terminate as provided herein.

“Replacement Revolving Credit Exposure” means with respect to any Replacement Revolving Credit Lender at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Replacement Revolving Credit Loans of such Lender, plus (b) such Lender’s Pro Rata Share (under the Replacement Revolving Credit Facility) of the Outstanding Amount of all L/C Obligations, plus (c) such Lender’s Pro Rata Share (under the Replacement Revolving Credit Facility) of the Outstanding Amount of all Swing Line Loans at such time.

“Replacement Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Replacement Revolving Credit Commitments at such time.

“Replacement Revolving Credit Lender” means, at any time, any Lender that has a Replacement Revolving Credit Commitment or any Replacement Revolving Credit Exposure at such time, in its capacity as such, provided, that no Replacement Revolving Credit Lender shall be a Foreign Lender (except with the consent of Dollarama and the Agents).

“Replacement Revolving Credit Loans” has the meaning specified in Section 2.01(b)(ii) and includes any Bankers’ Acceptance accepted (and any BA Equivalent Loan advanced) by each Lender hereunder.

(ii) by deleting the definitions of “Maturity Date”, “Revolving Credit Commitment”, “Revolving Credit Commitment Period”, “Revolving Credit Exposure”, “Revolving Credit Facility”, “Revolving Credit Lender” and “Revolving Credit Loans” in their entirety and replacing them, respectively, with the following:

“Maturity Date” means (a) with respect to the Term A Facility, the date that is five years and six months after the Closing Date; (b) with respect to the Term B Facility, the date that is seven years after the Closing Date; (c) with respect to the Original Revolving Credit Facility, the earliest of (i) the Replacement Revolving Credit Closing Date and (ii) the date of the termination of all the Original Revolving Credit Commitments pursuant to Section 2.05 (Termination or Reduction of Commitments), (d) with respect to the Replacement Revolving Credit Facility, the earliest of (i) July 1, 2012 and (ii) the date of the termination of all the Revolving Credit Commitments pursuant to Section 2.05 (Termination or Reduction of Commitments) and (e) with respect to each Facility, the date on which the Obligations become due and payable pursuant to Section 8.02 (Remedies upon Event of Default).

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its Original Revolving Credit Commitments and its Replacement Revolving Credit Commitments.

“Revolving Credit Commitment Period” means the period from and including the Closing Date to but not including the Maturity Date of the Replacement Revolving Credit Facility or any earlier date on which all the Revolving Credit Commitments shall terminate as provided herein.

“Revolving Credit Exposure” means with respect to any Revolving Credit Lender at any time, the sum of (a) its Original Revolving Credit Exposure and (b) its Replacement Revolving Credit Exposure.

“Revolving Credit Facility” means each of the Original Revolving Credit Facility and the Replacement Revolving Credit Facility.

“Revolving Credit Lender” means, at any time, any Original Revolving Credit Lender or any Replacement Revolving Credit Lender.

“Revolving Credit Loans” means any Original Revolving Credit Loan or any Replacement Revolving Credit Loan.

(b) Section 2.01(b) is hereby deleted in its entirety and replaced with the following:

(b) (i) The Original Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Original Revolving Credit Lender severally agrees to make loans to each Borrower denominated in Canadian Dollars (each such loan, an “Original Revolving Credit Loan”) from time to time, on any Business Day during the Original Revolving Credit Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Original Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, the Original Revolving Credit Exposure of each Original Revolving Credit Lender shall not exceed such Lender’s Original Revolving Credit Commitment. Original Revolving Credit Loans may be BA Rate Loans or Canadian Prime Rate Loans, as further provided herein. On the Replacement Revolving Credit Closing Date all Original Revolving Credit Commitments were permanently terminated.

(ii) The Replacement Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Replacement Revolving Credit Lender severally agrees to make loans to each Borrower denominated in Canadian Dollars (each such loan, a “Replacement Revolving Credit Loan”) from time to time, on any Business Day during the Replacement Revolving Credit Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Replacement Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (i) the Replacement Revolving Credit Exposure of each Replacement Revolving Credit Lender shall not exceed such Lender’s Replacement Revolving Credit Commitment. Within the limits of each Lender’s Replacement Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.01(b)(ii), prepay under Section 2.05, and reborrow under this Section 2.01(b)(ii). Replacement Revolving Credit Loans may be BA Rate Loans or Canadian Prime Rate Loans, as further provided herein.

(c) Exhibit C-2 (Revolving Credit Note) to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.

(d) A new Schedule 2.01(C) (Replacement Revolving Credit Commitments) to the Credit Agreement, in the form attached hereto as Annex II, is hereby deemed inserted immediately after Schedule 2.01(B) (Replacement Term B Commitments) to the Credit Agreement.

SECTION 2. Termination of Original Revolving Credit Commitments; Participations in Letters of Credit and Swing Line Loans. Pursuant to the notice delivered by Dollarama to the Administrative Agent, dated as of October 16, 2009, the Original Revolving Credit Commitments shall be terminated concurrently with the Effective Date. Upon the Effective Date, outstanding Letters of Credit and Swing Line Loans immediately prior to the Effective Date will remain outstanding and shall be deemed to be Letters of Credit and Swing Line Loans under the Replacement Revolving Credit Facility. Pursuant to Section 2.14 of the Credit Agreement, upon the Effective Date, the participations of each Original Revolving Credit Lender in outstanding Letters of Credit and Swing Line Loans immediately prior to the Effective Date will be automatically terminated and each Replacement Revolving Credit Lender will automatically acquire participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations under the Credit Agreement in Swing Line Loans held by each Replacement Credit Lender will equal the percentage of the aggregate Replacement Revolving Credit Commitments of all Replacement Revolving Credit Lenders represented by such Replacement Revolving Credit Lender’s Revolving Credit Commitment.

SECTION 3. Foreign Lender Consent. In accordance with Section 2.14 and Section 10.07(j) of the Credit Agreement, each of Dollarama and the Administrative Agent hereby consents to Barclays Bank PLC, a Foreign Lender, being a Lender under the Revolving Credit Facility and holding Replacement Revolving Commitments.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, Holdings, each Replacement Revolving Credit Lender providing Replacement Revolving Credit Commitments in connection herewith or, as to any of the Replacement Revolving Credit Lenders, evidence satisfactory to the Administrative Agent that such Replacement Revolving Credit Lender has executed this Amendment;

(b) the Administrative Agent shall have received from each Guarantor its duly executed and delivered consent to this Amendment in the form attached hereto;

(c) the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, a certificate from a Responsible Officer of Dollarama (which shall be true in all respects) certifying that (i) the representations and warranties of Dollarama and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) no Default or Event of Default shall exist immediately prior to and after giving effect to this Amendment or would result from the transactions contemplated hereby and (iii) each of the conditions described in this Section 4 shall have been satisfied;

(d) the Administrative Agent shall be reasonably satisfied that a Qualifying IPO shall have been consummated on terms previously disclosed to the Administrative Agent which shall generate gross proceeds of not less than CA$200,000,000;

(e) certain of the net cash proceeds of the Qualifying IPO shall have been used to voluntarily prepay the Term A Loans in full pursuant to Section 2.05(a) of the Credit Agreement;

(f) the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as any Agent may reasonably require evidencing the identity, authority and capacity of each Loan Party and Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

(g) the Administrative Agent shall have received opinions from (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Stikeman Elliott LLP, Canadian counsel to the Loan Parties, each addressed to the Administrative Agent and each Lender and each in form and substance reasonably satisfactory to the Administrative Agent;

(h) all Original Revolving Credit Loans shall have been repaid in full prior to the Effective Date; and

(i) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 5. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 4, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including, notwithstanding this Amendment and any prior amendments to the Credit Agreement, the respective guarantees and security interests granted pursuant to the respective Loan Documents.

The Borrowers and Holdings also re-affirm that their respective bonds issued under their respective Deed of Hypothec and Issue of Bonds dated November 16, 2004 have been pledged to the Administrative Agent and continue to be security for the Obligations which include the obligations under the Credit Agreement as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) This Amendment shall not extinguish or otherwise constitute a novation of the Obligations outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) shall remain in full force and effect, except as modified hereby or thereby in connection herewith or therewith. The Administrative Agent, for itself and on behalf of the other Secured Parties and as fondé de pouvoir, hereby expressly reserves all the security interests, hypothecs and other Liens constituted by the Hypothecs and each other Collateral Document, including, as applicable, in accordance with Article 1662 of the Civil Code of Quebec.

(f) Each Replacement Revolving Credit Lender that executes this Amendment shall upon this Amendment becoming effective in accordance with Section 4 hereof and thereafter be deemed to be a “Lender” under the Credit Agreement.

SECTION 6. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York, except with respect to the last paragraph of Section 5(b), the last paragraph of the Consent of Guarantors and the last sentence of Section 5(e), but only with respect to the reservation of hypothecs found therein, as applicable, which shall be governed by the laws applicable in the Province of Quebec.

SECTION 7. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or by pdf electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

ARIS IMPORT INC., as Borrower

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Holdings

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Susan Khokher

Name:	Susan Khokher
Title:	Manager, Agency

ROYAL BANK OF CANADA,
as Replacement Revolving Credit Lender

By:	/s/ Amy S. Promaine

Name:	Amy S. Promaine
Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE
as Replacement Revolving Credit Lender

By:	/s/ Scott Black

Name:	Scott Black
Title:	Executive Director

By:	/s/ Tim Thomas

Name:	Tim Thomas
Title:	Managing Director

THE BANK OF NOVA SCOTIA as Replacement Revolving Credit Lender

By:	/s/ Rose Porter

Name:	Rose Porter
Title:	Director

By:	/s/ Chad Graves

Name:	Chad Graves
Title:	Associate Director

CREDIT SUISSE, TORONTO BRANCH as Replacement Revolving Credit Lender

By:	/s/ Alain Dauost

Name:	Alain Dauost
Title:	Director

By:	/s/ Bruce F. Wetherly

Name:	Bruce F. Wetherly
Title:	Director, CREDIT SUISSE, TORONTO BRANCH

NATIONAL BANK OF CANADA as Replacement Revolving Credit Lender

By:	/s/ Alain Aubin

Name:	Alain Aubin
Title:	Director

By:	/s/ Roch Ledoux

Name:	Roch Ledoux
Title:	Director

HSBC BANK CANADA as Replacement Revolving Credit Lender

By:	/s/ Marika Deschamps

Name:	Marika Deschamps
Title:	SR ACCOUNT MANAGER COMMERCIAL BANKING

By:	/s/ Jossia Belisle

Name:	Jossia Belisle
Title:	Assistant Vice President Commercial Financial Services

CANADIAN WESTERN BANK as Replacement Revolving Credit Lender

By:	/s/ Richard Hallson

Name:	Richard Hallson
Title:	Senior Assistant Vice President, Corporate Lending

By:	/s/ Stan Seto

Name:	Stan Seto
Title:	Senior Manager, Corporate Lending

BARCLAYS BANK PLC as Replacement Revolving Credit Lender

By:	/s/ Douglas Bernegger

Name:	Douglas Bernegger
Title:	Director

CAISSE CENTRALE DESJARDINS as Replacement Revolving Credit Lender

By:	/s/ Robert Labelle

Name:	Robert Labelle
Title:	Senior Manager

By:	/s/ Sylvain Gascon

Name:	Sylvain Gascon
Title:	Vice President

CONSENT OF GUARANTORS

Dated as of October 21, 2009

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment and any prior amendments to the Credit Agreement, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and the obligations guaranteed by such Guaranty and secured by such Collateral Documents shall thereafter include any obligations under the Credit Agreement as amended by such Amendment (including with respect to the Replacement Revolving Credit Loans resulting from such Amendment).

Each Guarantor also re-affirms that its bond issued under its Deed of Hypothec and Issue of Bonds dated November 16, 2004 has been pledged to the Administrative Agent and continue to be security for the Obligations which include the obligations under the Credit Agreement as amended by this Amendment (including with respect to the Replacement Revolving Credit Loans resulting from such Amendment).

DOLLARAMA HOLDINGS L.P., herein acting and represented by: DOLLARAMA HOLDINGS GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

DOLLARAMA L.P., herein acting and represented by: DOLLARAMA GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

DOLLARAMA CORPORATION, as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

DOLLARAMA GP INC., as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

ARIS IMPORT INC., as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

DOLLARAMA GROUP L.P., herein acting and represented by: DOLLARAMA GROUP GP INC., its general partner, as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

DOLLARAMA GROUP GP INC. as Guarantor

By:	/s/ Nicholas Nomicos

Name:	Nicholas Nomicos

Title:	Interim Chief Financial Officer

ANNEX I TO

AMENDMENT NO. 6

TO CREDIT AGREEMENT

EXHIBIT C-2

FORM OF REVOLVING CREDIT NOTE

___________

FOR VALUE RECEIVED, the undersigned [(“Dollarama”)] [(“Aris”)], hereby promises to pay to              or registered assigns (the “Replacement Revolving Credit Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the aggregate unpaid principal amount of each Replacement Revolving Credit Loan from time to time made by the Replacement Revolving Credit Lender to the Borrower under that certain Credit Agreement dated as of November 18, 2004 (as amended by Amendment No. 1, dated as of December 20, 2004, by Amendment No. 2, dated as of August 12, 2005, by Amendment No. 3, dated as of May 25, 2006, by Amendment No. 4, dated as of June 15, 2007, by Amendment No. 5, dated as of September 22, 2009 and by Amendment No. 6, dated as of October 21, 2009, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among [Dollarama][Dollarama Group L.P.], [Aris][Aris Import Inc.], Dollarama Holdings L.P., each lender from time to time party thereto, Royal Bank of Canada, as Administrative Agent, Citibank Canada, as Syndication Agent, The Bank of Nova Scotia and JPMorgan Chase Bank, as Co-Documentation Agents, Citigroup Global Markets Inc., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Facility.

[Dollarama] [Aris] promises to pay interest on the aggregate unpaid principal amount of each Replacement Revolving Credit Loan from time to time made by the Replacement Revolving Credit Lender to [Dollarama] [Aris] under the Credit Agreement from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Replacement Revolving Credit Lender in Canadian Dollars and in Same Day Funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Credit Note is also entitled to the benefits of [the Dollarama Guaranty,]1 the Holdings Guaranty and the Subsidiary Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Revolving Credit Loans made by the Revolving Credit Lender shall be evidenced by one or more loan accounts or records maintained by the Revolving Credit Lender in the ordinary course of business. The Revolving Credit Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

[1]	Insert reference to the Borrower Guaranty if this Note is being given by Aris.

[Dollarama] [Aris], for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Credit Note to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P., herein acting and represented by: DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:

Name:

Title:

ARIS IMPORT INC., as Borrower

By:

Name:

Title:

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

ANNEX II TO

AMENDMENT NO. 6

TO CREDIT AGREEMENT

SCHEDULE 2.01(C)

REPLACEMENT REVOLVING CREDIT COMMITMENTS

LENDER	REPLACEMENT REVOLVING CREDIT COMMITMENTS
Royal Bank of Canada	CA$ 15,000,000
Canadian Imperial Bank of Commerce	CA$ 15,000,000
The Bank of Nova Scotia	CA$ 8,900,000
Credit Suisse, Toronto Branch	CA$ 8,900,000
National Bank of Canada	CA$ 6,700,000
HSBC Bank Canada	CA$ 6,700,000
Canadian Western Bank	CA$ 5,800,000
Barclays Bank PLC	CA$ 4,000,000
Caisse Centrale Desjardins	CA$ 4,000,000

TOTAL	CA$ 75,000,000